EXHIBIT  9. Powers of Attorney


                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Fred C. Boddy Jr., whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



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                                       Fred C. Boddy Jr.
                                       Director, Vice President and Treasurer

                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




William G. Campbell, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                             ------------/S/--------------
                                             William G. Campbell
                                             Director

                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Samuel L. Foggie Sr., whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                           ------------/S/--------------
                                           Samuel L. Foggie Sr.
                                           Director

                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




James J. O'Neill, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                               ------------/S/--------------
                                               James J. O'Neill
                                               Director

                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Charles T. Locke III, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                                  ------------/S/--------------
                                                  Charles T. Locke III
                                                  Director

                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




John L. Maginn,  whose signature appears below,  constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                           ------------/S/--------------
                                           John L. Maginn
                                           Director

                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Oscar S. Straus II, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                          ------------/S/--------------
                                          Oscar S. Straus II
                                          Director

                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




John A. Sturgeon, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                          ------------/S/--------------
                                          John A. Sturgeon
                                          Director

                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




John W. Weekly,  whose signature appears below,  constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                         ------------/S/--------------
                                         John W. Weekly
                                         Director

                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Kimberly S. Harm, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                                  ------------/S/--------------
                                                   Kimberly S. Harm,
                                                   Director and President

                                Power of Attorney


                                 With Respect To




                        Companion Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




M. Jane Huerter, whose signature appears below,  constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                                   ------------/S/--------------
                                                   M. Jane Huerter
                                                   Director and Secretary

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Tommie D. Thompson, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                     ------------/S/--------------
                                     Tommie D. Thompson
                                     Executive Vice President and Comptroller

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Samuel L. Foggie Sr., whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                                   ------------/S/--------------
                                                   Samuel L. Foggie Sr.
                                                   Director

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Carol B. Hallett, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                             ------------/S/--------------
                                             Carol B. Hallett
                                             Director

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Jeffrey M. Heller, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                                   ------------/S/--------------
                                                   Jeffrey M. Heller
                                                   Director

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Thomas W. Osborne, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                                ------------/S/--------------
                                                Thomas W. Osborne
                                                Director

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Hugh V. Plunkett III, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                                  ------------/S/--------------
                                                   Hugh V. Plunkett III
                                                   Director

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Richard J. Sampson, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                                   ------------/S/--------------
                                                   Richard J. Sampson
                                                   Director

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Oscar S. Straus II, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                                   ------------/S/--------------
                                                   Oscar S. Straus II
                                                   Director

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




John A. Sturgeon, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                     ------------/S/--------------
                                     John A. Sturgeon
                                     Director, President and Chief Operating
                                     Officer

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




Michael A. Wayne, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                                   ------------/S/--------------
                                                   Michael A. Wayne
                                                   Director

                                Power of Attorney


                                 With Respect To




                     United of Omaha Life Insurance Company


              Variable Annuity and Variable Life Insurance Products




John W. Weekly,  whose signature appears below,  constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                            ------------/S/--------------
                                            John W. Weekly
                                            Director